UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 13, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 2.02.

Results of Operations and Financial Condition.
On July

13, 2022,

Orchid Island

Capital, Inc.

(the “Company”)

announced its

estimated book

value of

$2.87 per

share as of
June 30,

2022, certain

details of

its RMBS

portfolio

as of

June 30,

2022, and

estimated GAAP

net loss

per share

of $0.34,
including an estimated $0.46 per share of net realized and unrealized losses, for the quarter ended June 30, 2022. These figures
and the estimated book value per share and estimated

GAAP net loss per share are preliminary,

subject to change, and subject
to review by the Company’s independent

registered public accounting firm.
Item 8.01.

Other Events.
On July 13,

2022, the Company

announced that the

Board of Directors

of the Company

declared a dividend

for the month

of
July 2022 of $0.035 per share of the Company’s common stock to be paid on August 29, 2022 to holders of record on July 29,
2022, with an ex-dividend date of July 28, 2022. In addition, the Company announced certain details of its RMBS portfolio as
of

June

30,

2022

as

well

as

certain

other

information

regarding

the

Company.

A

copy

of

the

Company’s

press

release
announcing the dividend and the other information regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

about

the

Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot
assure investors that

actual results will

not vary from

the expectations contained

in the forward-looking

statements. Investors
should

not

place

undue

reliance

upon

forward

looking

statements.

For

further

discussion

of

the

factors

that

could

affect
outcomes, please refer

to the “Risk Factors” section

of the Company's

Annual Report on

Form 10-K for the

fiscal year ended
December

31,

2021.

All

forward-looking

statements

speak

only

as

of

the

date

on

which

they

are

made.

New

risks

and
uncertainties

arise over

time, and

it is

not possible

to predict

those events

or how

they may

affect

the Company.

Except as
required by

law,

the Company

is not

obligated to,

and does

not intend

to, update

or revise

any forward-looking

statements,
whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated July 13, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: July 13, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer